UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                 March 29, 2004
                                ----------------
                                 Date of Report
                        (Date of Earliest Event Reported)

                        IMAGING DIAGNOSTIC SYSTEMS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Florida                       0-26028                22-2671269

(State or Other Jurisdiction of (Commission File Number) (I.R.S. Employer
 Incorporation or Organization)                           Identification Number)

                               6531 NW 18TH COURT
                              PLANTATION, FL 33313
               --------------------------------------------------
                    (Address of principal executive offices)


                                 (954) 581-9800
                    -----------------------------------------
                         (Registrant's telephone number)






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Item 5.  Other Events and Regulation FD Disclosure

Today we received a letter from the Food and Drug Administration (FDA) acknowledging receipt of our response dated February 9, 2004, to the FDA's Warning Letter dated January 28, 2004. The FDA stated in today's letter that our responses addressed each of the issues discussed in the Warning Letter and that no further response is necessary at this time.


SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              IMAGING DIAGNOSTIC SYSTEMS, INC.

Dated March 29, 2004
                                      /s/ Linda B. Grable
                                      -------------------
                                      By: Linda B. Grable
                                      Chief Executive Officer and
                                      Chairman of the Board

                                      /s/ Allan L. Schwartz
                                      ---------------------
                                      By: Allan L. Schwartz
                                      Executive Vice President
                                      Chief Financial Officer